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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2009

                              SEAMLESS CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter).

         Nevada                       0-20259                    33-0845463
----------------------------        ------------             ------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

     800 North Rainbow Blvd, Suite 208, Las Vegas, Nevada          89107
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         (Address of principal executive offices)               (Zip Code)

                                  702-448-1861
                               -------------------
               Registrant's telephone number, including area code


         --------------------------------------------------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 1-Registrant's Business and Operations
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Item 8.01 Other Events
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The Company has to review and possibly restate the three quarterly filings,
September 30, 2008, December 31, 2008 and March 31, 2009 for fiscal year ended June 30, 2009 to determine whether there are embedded derivative instruments, including the embedded conversion option, that are required to be bifurcated and accounted for separately as a derivative financial instrument.














SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless Corporation
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(Registrant)

November 4, 2009
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Date

/s/ Albert R. Reda
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Albert R. Reda, President